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                                EXHIBIT (5)(c)(2)

                             FORM OF APPLICATION FOR
                           RETIREMENT INCOME BUILDER

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Application for variable annuity
Issued by: Transamerica Life Insurance Company ("Transamerica Life") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: Transamerica Life Insurance Company. Attn: Variable Annuity Dept.
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-------------------  In the event the owner is a trust, please provide verification of trustees.

1. OWNER             Name: ________________________________________________________________ Phone No.: _____________________________

-------------------  Address:___________________________________ City: _________________________________ State: _____ Zip: _________

If no annuitant
is specified in
#2, the Owner        [_] Male [_] Female     SS# / TIN: ___________________________________ Birthdate: _____________________________
will be the
Annuitant.

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                     Name: ________________________________________________________________ Phone No.: _____________________________
JOINT OWNER(S)
                     Address: __________________________________ City: _________________________________ State: _____ Zip: _________
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                     [_] Male [_] Female     SS# / TIN: ___________________________________ Birthdate: _____________________________

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                     Name: ____________________________________________________ Relationship to Owner: _____________________________
2. ANNUITANT
                     Address: __________________________________ City: _________________________________ State: _____ Zip: _________
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Complete only if     [_] Male [_] Female     SS# / TIN: ___________________________________ Birthdate: _____________________________
different from
Owner.

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                     Primary: _______________________________ Relationship to Annuitant: __________________________________________%
3. BENEFICIARY(IES)
                     Primary: _______________________________ Relationship to Annuitant: __________________________________________%
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                     Contingent: ____________________________ Relationship to Annuitant: __________________________________________%

                     Contingent: ____________________________ Relationship to Annuitant: __________________________________________%

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                     Following is authorized to make telephone transfer requests (check one only):
4. TELEPHONE         [_] Owner(s) only, or
TRANSFERS            [_] Owner(s) and Owner's Registered Representative (Print Rep Name) ___________________________________________

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5. ALLOCATION        Please check selected funds and fixed accounts. The initial premium will be allocated as selected here.
OF PREMIUM           If Dollar Cost Averaging, see section 7 on reverse side.
PAYMENTS
                     VARIABLE OPTIONS:
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-------------------  [_] Aggressive Asset Allocation                                        ________.0%
Initial Premium      [_] Moderately Aggressive Asset Allocation                             ________.0%
                     [_] Moderate Asset Allocation                                          ________.0%
$                    [_] Conservative Asset Allocation                                      ________.0%
-------------------  [_] Fidelity-VIP Growth Portfolio - Initial Class                      ________.0%
Make check payable   [_] Fidelity-VIP Equity Income Portfolio - Initial Class               ________.0%
to Transamerica Life [_] Fidelity-VIP Overseas Portfolio - Initial Class                    ________.0%
Insurance Company.   [_] Fidelity-VIP High Income Portfolio - Initial Class                 ________.0%
                     [_] Fidelity-VIP Money Market Portfolio - Initial Class                ________.0%
Type of Annuity;     [_] Fidelity-VIP Asset Manager Portfolio - Initial Class               ________.0%
[_] Non-qualified    [_] Fidelity-VIP Asset Manager Growth Portfolio - Initial Class        ________.0%
                     [_] Fidelity-VIP Contrafund(R) Portfolio - Initial Class               ________.0%
Qualified Types:     [_] Fidelity-VIP Index 500 Portfolio - Initial Class                   ________.0%
Also complete        [_] Fidelity-VIP Investment Grade Bond Portfolio - Initial Class       ________.0%
Section 6.           [_] Fidelity-VIP Growth Opportunities - Initial Class                  ________.0%
[_] IRA              [_] Fidelity-VIP Growth & Income - Initial Class                       ________.0%
[_] Roth IRA         [_] Fidelity-VIP Balanced Portfolio - Initial Class                    ________.0%
[_] SEP/IRA          [_] Fidelity-VIP Mid-Cap Portfolio - Initial Class                     ________.0%
[_] 403(b)           _______________________________________________________________        ________.0%
[_] Keogh            _______________________________________________________________        ________.0%
[_] Roth Conversion  _______________________________________________________________        ________.0%
[_] Other _________
___________________  FIXED OPTIONS:
___________________
                     [_] Dollar Cost Averaging                                              ________.0%
                     (Must complete section 7.)                                             ________.0%

                     [_] 1 Year Guarantee Period                                            ________.0%
                     [_] 3 Year Guarantee Period                                            ________.0%
                     [_] 5 Year Guarantee Period                                            ________.0%
                     [_] 7 Year Guarantee Period                                            ________.0%

                     Total Variable and Fixed                                                      100%
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.. Policy values, when allocated to any of the Variable Options are not guaranteed as to fixed dollar amount.

.. When funds are allocated to Fixed Account Guarantee Periods, policy values under policy may increase or decrease in accordance with Excess Interest Adjustment prior to the end of Guarantee Period.

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6. QUALIFIED PLAN    IRA / SEP / ROTH IRA                                              ROTH IRA Rollover
INFORMATION                                                                                                   Date first established
                     $___________________ Contribution for tax year ______             _______________________or date of conversion
-------------------  $___________________ Trustee to Trustee Transfer
                     $___________________ Rollover from [_] IRA [_] 403(b) [_] Pension $__________________ Portion previously taxed
                                          [_]Other____________________________________
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RBKVA-APP R299                                                          Standard
                                                                        RIB-5/02

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  7.DOLLAR COST           Transfer Frequency :                  Transfer to (indicate investment option and percentage):
  AVERAGING
  PROGRAM                 DCA Program Options                _________________________ _____.0% _________________________ _____.0%
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                          [_]  6 month program               _________________________ _____.0% _________________________ _____.0%

                          [_]  12 month program              _________________________ _____.0% _________________________ _____.0%
 Authorized by Owner
 signature in Section 11. Number of transfers ________       _________________________ _____.0% _________________________ _____.0%

                          Other Frequency Options
                          [_]  Monthly (6 min, 24 max)       _________________________ _____.0% _________________________ _____.0%

                          [_]  Quarterly (4 min, 8 max)      _________________________ _____.0% _________________________ _____.0%
                                                                                                                       Total: 100%
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  8.OTHER                 Family Income Protector Option:
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                          [_] No [_] Yes (Available at an additional cost, see prospectus)
 Please complete.

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  9.MINIMUM               Your selection cannot be changed after the policy has been issued. If no option is specified, Option A
  DEATH BENEFIT           will  apply.
-------------------       [_]  Option A- Return of Premium Death Benefit. Annual Mortality and Expense (M&E) Risk Fee and
  Select one.                  Administrative Charge is 1.25%.
                          [_]  Option B- 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk
                               Fee and Administrative Charge is 1.40%.
                          [_]  Option C- Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80: Annual M&E Risk Fee and
                               Administrative Charge is 1.40%.
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  10.REPLACEMENT          Will this annuity replace or change any existing annuity or life insurance? [_] No [_] Yes (If Yes,
  INFORMATION             complete the following)
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                          Company:                                              Policy No.:
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  11.SIGNATURE(S)         .    Unless I have notified the Company of a community or  marital property interest in this policy, the
  OF AUTHORIZATION             Company will rely on a good faith belief that no such interest exists and will assume no
  ACCEPTANCE                   responsibility for inquiry.
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                          .    To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                          .    I (we) am in receipt of a current prospectus for this variable annuity.

                          .    This application is subject to acceptance by Transamerica Life. If this application is rejected for any reason, Transamerica Life will be liable only for return of premiums paid.

                          [_]  Check here if you want to be sent a copy of Statement of Additional Information.

                          I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                          Signed at City:                                     State:                     Date:
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                          Owner(s):                                                  Annuitant (if not Owner):
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  12.AGENT                Do you have any reason to believe the annuity applied for will replace or change any existing annuity or
  INFORMATION             life insurance?   [_] No   [_] Yes
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                          I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER
                          NEEDS.

                          Registered Representative/
                          Licensed Agent Name (please print):                                  Signature:
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                          Phone No.:                                   SS# / TIN:                                 [_] A [_] B [_] C
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                          Transamerica Life Agent #:
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                          Firm Name:
                          ----------------------------------------------------------------------------------------------------------

                          Firm Address:
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RBKVA-APP R299(B)